EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-59718.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------


Philadelphia, Pennsylvania
    July 26, 2001



















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